SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 August 4, 2004
                Date of Report (Date of Earliest Event Reported)


                         American Spectrum Realty, Inc.

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             (Exact Name of Registrant as Specified in its Charter)


Maryland                     001-16785                         522258674
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(State or Other             (Commission                     (I.R.S. Employer
Jurisdiction of             File Number)                     Identification
incorporation)                                                     No.)



                5850 San Felipe, Suite 450, Houston, Texas        77057
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              (Address of Principal Executive Offices)          (Zip Code)


                                 (713) 706-6200
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              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit           Description
-------           -----------
99.1     Press Release dated August 4, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 4, 2004, American Spectrum Realty, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


AMERICAN SPECTRUM REALTY, INC.

                                 By:      /s/ William J. Carden
                                 --------------------------------------
                                 Name:    William J. Carden
                                 Title:   Chairman of the Board, President
                                          and Chief Executive Officer


Date: August 4, 2004